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                                                                      EXHIBIT 21


                          SUBSIDIARIES OF THE COMPANY


                                                              JURISDICTION OF
NAME                                            % OWNED        INCORPORATION
----                                            -------        -------------
BALKAMP                                          89.6             INDIANA
BERRY BEARING COMPANY                            100.0            ILLINOIS
GENUINE PARTS HOLDINGS, LTD                      100.0         ALBERTA, CANADA
GENUINE PARTS COMPANY, LTD                       100.0         ALBERTA, CANADA
OLIVER INDUSTRIAL, LTD                           100.0         ALBERTA, CANADA
GPC MEXICO, S.A. de C.V.                         100.0         PUEBLA, MEXICO
GPC TRADING CORPORATION                          100.0         VIRGIN ISLANDS
MOTION INDUSTRIES                                100.0            DELAWARE
MOTION INDUSTRIES (CANADA), INC.                 100.0         OTTAWA, ONTARIO
S.P. RICHARDS COMPANY                            100.0             GEORGIA
HORIZON DATA SUPPLY, INC.                        100.0             NEVADA
1ST CHOICE AUTO PARTS, INC.                       51.0             GEORGIA
ANN ARBOR AUTO SUPPLY, INC.                       51.0             GEORGIA
ANTIOCH AUTOMOTIVE SUPPLY, INC.                   51.0             GEORGIA
AUTO PAINT & SUPPLY CO. OF LEXINGTON, INC.        51.0             GEORGIA
AUTO PARTS OF BIG CREEK, INC.                     51.0             GEORGIA
AUTO PARTS OF DAYTONA, INC.                       51.0             GEORGIA
AUTO PARTS OF EAST BRUNSWICK, INC.                51.0             GEORGIA
AUTO PARTS OF JUPITER, INC.                       51.0             GEORGIA
AUTO PARTS OF PALMDALE, INC.                      51.0             GEORGIA
BAD AXE AUTO SUPPLY, INC.                         51.0             GEORGIA
BAKER AUTOMOTIVE PARTS, INC.                      70.0             GEORGIA
BONNEY LAKE AUTO & TRUCK PARTS, INC.              51.0             GEORGIA
BRIGHAM AUTOMOTIVE SUPPLY, INC.                   51.0             GEORGIA
BULLDOG AUTO PARTS, INC.                          51.0             GEORGIA
C&O AUTO PARTS, INC.                              51.0             GEORGIA
CALCUTTA AUTO SUPPLY, INC.                       100.0             GEORGIA
CEDAR CITY AUTO PARTS, INC.                       51.0             GEORGIA
CENTRAL MOTOR PARTS, INC.                         51.0             GEORGIA
CKT MOTIVE PARTS, INC.                            51.0             GEORGIA
CLERMONT-BROWN AUTOMOTIVE SUPPLY, INC.            51.0             GEORGIA
COCHISE AUTO PARTS, INC.                          51.0             GEORGIA
COLORADO MOTOR PARTS, INC.                        51.0             GEORGIA
COPPS HILL AUTO PARTS, INC.                       51.0             GEORGIA
CROSS TIMBERS AUTO SUPPLY, INC.                   51.0             GEORGIA
CRYSTAL RIVER AUTO PARTS, INC.                    51.0             GEORGIA
EAST TENN AUTOMOTIVE SUPPLY, INC.                 51.0             GEORGIA
FAIRFIELD AUTOMOTIVE SUPPLY, INC.                 51.0             GEORGIA
FARM AUTO AND TRUCK PARTS, INC.                   51.0             GEORGIA
FIRST CHOICE AUTOMOTIVE, INC.                     51.0             GEORGIA
FIRST CLASS AUTO PARTS, INC.                      70.0             GEORGIA
FIRST SETTLEMENT AUTOMOTIVE, INC.                 51.0             GEORGIA
FRANKLIN COUNTY SUPPLY, INC.                      51.0             GEORGIA

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
GAINESVILLE AUTO SUPPLY, INC.                     51.0             GEORGIA
GILA AUTOMOTIVE SUPPLY, INC.                      51.0             GEORGIA
GLENWOOD SPRINGS AUTO PARTS, INC.                 51.0             GEORGIA
GRAND CANYON AUTO SUPPLY, INC.                    51.0             GEORGIA
GRAND PRAIRIE AUTO SUPPLY, INC.                   70.0             GEORGIA
GRAY'S HARBOR AUTO & TRUCK, INC.                  51.0             GEORGIA
GREAT MIAMI AUTOMOTIVE PARTS, INC.                51.0             GEORGIA
HANSENS AUTOMOTIVE SUPPLY, INC.                   51.0             GEORGIA
HASTINGS AUTO SUPPLY, INC.                        51.0             GEORGIA
HIGH DESERT AUTOMOTIVE SUPPLY, INC.               51.0             GEORGIA
HOLTON AUTO PARTS, INC.                           51.0             GEORGIA
HOUGHTON LAKE AUTO SUPPLY, INC.                   51.0             GEORGIA
HUNTSVILLE PARTS & EQUIPMENT, INC.                51.0             GEORGIA
JBH AUTO SUPPLY INCORPORATED                      51.0             GEORGIA
KANE AUTO PARTS, INC.                             51.0             GEORGIA
L&P AUTOMOTIVE SUPPLY, INC.                       51.0             GEORGIA
LAKE CITY AUTO PARTS, INC.                        51.0             GEORGIA
LAKE HAVASU CITY AUTO PARTS, INC.                 51.0             GEORGIA
LANA LOU AUTO PARTS, INC.                         51.0             GEORGIA
LAUDERDALE COUNTY SUPPLY, INC.                    51.0             GEORGIA
LITTLE SIOUX AUTOMOTIVE SUPPLY, INC.              51.0             GEORGIA
LIVONIA AUTO SUPPLY, INC.                         51.0             GEORGIA
LODI AUTOMOTIVE SUPPLY, INC.                      51.0             GEORGIA
LUKE'S AUTO SUPPLY, INC.                          51.0             GEORGIA
MALDEN AUTO SUPPLY, INC.                         100.0             GEORGIA
MARION AUTO SUPPLY, INC.                          51.0             GEORGIA
MCKINNEY PARTS, INC.                              51.0             GEORGIA
McMINN COUNTY AUTOMOTIVE, INC.                    51.0             GEORGIA
MID-TOWN AUTO & MACHINE SHOP, INC.                51.0             GEORGIA
MID-VALLEY AUTOMOTIVE, INC.                       51.0             GEORGIA
MIDDLETOWN PARTS UNLIMITED, INC.                  51.0             GEORGIA
MODESTO AUTO AND TRUCK PARTS, INC.                51.0             GEORGIA
MONTANA MOTOR SERVICE, INC.                       51.0             GEORGIA
MUSCATINE AUTO PARTS, INC.                        51.0             GEORGIA
N. V. AUTOMOTIVE SUPPLY, INC.                     51.0             GEORGIA
NACOGDOCHES AUTO PARTS, INC.                      51.0             GEORGIA
OBERLIN AUTO PARTS, INC.                          51.0             GEORGIA
PARTS & COMPANY OF SELMA, INC.                    51.0             GEORGIA
PARTS OF HILLSVILLE, INC.                         70.0             GEORGIA
PETOSKEY AUTOMOTIVE CENTER, INC.                  51.0             GEORGIA
POLYCO CORPORATION                                70.0             GEORGIA
PORT CHARLOTTE AUTO SUPPLY, INC.                  51.0             GEORGIA
PRESCOTT AUTO PARTS, INC.                         51.0             GEORGIA
PRIDE CITY AUTO PARTS, INC.                       51.0             GEORGIA
PROCTORVILLE AUTO PARTS, INC.                     51.0             GEORGIA
QUALITY AUTO PARTS & PAINT SUPPLY, INC.           51.0             GEORGIA
R.K.R., INC.                                      51.0             GEORGIA
RIALTO AUTO PARTS, INC.                           51.0             GEORGIA
RIO VERDE AUTO PARTS, INC.                        51.0             GEORGIA
RIVER VALLEY AUTO PARTS, INC.                     51.0             GEORGIA
RIVERSIDE AUTO PARTS, INC.                        51.0             GEORGIA
RKKC, INC.                                        51.0             GEORGIA
RUTHERFORD AUTO PARTS                             51.0             GEORGIA

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
SAN JOAQUIN PARTS CORPORATION, INC.               51.0             GEORGIA
SEVIER COUNTY AUTOMOTIVE, INC.                    51.0             GEORGIA
SLIDELL PARTS WAREHOUSE, INC.                     51.0             GEORGIA
SOUTHERN INDIANA PARTS, INC.                      51.0             GEORGIA
SUMNER AUTO & TRUCK, INC.                         51.0             GEORGIA
SWEET HOME AUTO & TRUCK SUPPLY, INC.              51.0             GEORGIA
TAG AUTOMOTIVE. INC.                              51.0             GEORGIA
TERREBONNE PARISH AUTO PARTS, INC.                51.0             GEORGIA
THE FLOWERS COMPANY                               51.0         NORTH CAROLINA
TNT SUPPLY, INC.                                  51.0             GEORGIA
UPTERGROVE AUTO SUPPLY, INC.                      51.0             GEORGIA
VICKSBURG AUTOMOTIVE,INC.                         51.0             GEORGIA
VIKING AUTO PARTS, INC.                           51.0             GEORGIA
WARREN COUNTY AUTOMOTIVE, INC.                    51.0             GEORGIA
WATSONVILLE AUTO SUPPLY, INC.                     51.0             GEORGIA
WHITNEY POINT UNIT PARTS, INC.                    51.0             GEORGIA
WISOTA AUTO PARTS, INC.                           51.0             GEORGIA
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